UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2022

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court, San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02	Results of Operations and Financial Condition.

    On November 8, 2022, Mirati Therapeutics, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2022. A copy of this press release is attached hereto as Exhibit 99.1.

    The information in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 4, 2022, Charles M. Baum, M.D., Ph.D., the Company’s President, Founder and Head of Research and Development, decided to provide notice of his intent to retire in the second quarter of 2023. Dr. Baum will continue to serve as an advisor and member of the Company’s Board of Directors.

Item 8.01	Other Items.

On November 8, 2022, the Company announced the appointment of Alan Sandler, M.D. to the position of Executive Vice President and Chief Medical Officer of the Company. A copy of this press release is attached hereto as Exhibit 99.2.

Dr. Sandler has over 30 years of oncology and drug development experience across industry and academia. Prior to joining the Company, from December 2020 to November 2022, Dr. Sandler served as the President, Head of Global Development Oncology at Zai Lab. Prior to joining Zai Lab, from June 2013 to January 2018, Dr. Sandler served in positions of increasing responsibility at Genentech, most recently as Senior Vice President, Global Head of Late Stage Development Oncology, Solid Tumors. Prior to his career in the biopharma industry, Dr. Sandler served as Professor, Hematology/Oncology at Oregon Health & Science University from March 2009 to June 2013 and as Associate Professor of Medicine at Vanderbilt University Medical Center from 2000 to 2009. Dr. Sandler earned his M.D. from Rush Medical College of Rush University Medical Center, completing his fellowship at Yale University, and his B.S. from University of Toledo.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 8, 2022
99.2	CMO Press Release dated November 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mirati Therapeutics, Inc.

Date: November 08, 2022	By:	/s/ Reena R. Desai
Reena R. Desai
Chief Legal Officer and Corporate Secretary